UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 Results of Operations and Financial Condition

On April 26, 2011, Cascade Financial Corporation issued a press release announcing its financial results for the quarter ended March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  Financial Statements and Exhibits

(d)	Exhibit
	99.1	Press Release dated April 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:           April 26, 2011
CASCADE FINANCIAL CORPORATION
By: /s/ Debra L. Johnson
Debra L. Johnson Executive Vice President and CFO

EXHIBIT INDEX

Exhibit                                Description

99.1                      Press Release dated April 26, 2011.